UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Tri Pointe Homes, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of communications from Tri Pointe Homes, Inc., a Delaware corporation (the “Company”), relating to the Agreement and Plan of Merger, dated February 13, 2026, with Sumitomo Forestry Co., Ltd., a Japanese corporation (kabushiki kaisha) (“Parent”), and Teton NewCo, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent.

The following media statement was provided by the Company on February 18, 2026.

“As a distinct brand within Sumitomo Forestry’s scaled platform, Tri Pointe Homes will be the same design-driven builder that homebuyers and communities have come to know over the past 17 years, but with expanded capacity, capabilities, and resources to usher in a new stage of growth. Through this strategic combination, both Tri Pointe Homes and Sumitomo Forestry are committed to supporting an increase in the supply of high-quality, affordable homes across the U.S. Upon completion of the transaction, and over the long-term, we look forward to continuing to thoughtfully invest in our team members and the communities we serve.”

Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Sumitomo Forestry’s and Tri Pointe Homes’ expectations or beliefs concerning future events, including with respect to the fourth quarter and full year results of Tri Pointe Homes and with respect to the proposed transaction, including the expected timetable for completing the proposed transaction, future opportunities for the combined businesses and the expected benefits of the proposed transaction, including with respect to U.S. home deliveries and home sales, community count expansion and the growth of the Tri Pointe Homes brand. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “target,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on various assumptions, whether or not identified in this communication, are not guarantees of future performance and reflect management’s current expectations. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Some of the factors which could cause outcomes and results to differ materially from expectations include the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the businesses of Sumitomo Forestry and Tri Pointe Homes and the price of the common stock of Sumitomo Forestry and Tri Pointe Homes; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement entered into in connection with the proposed transaction (the “Merger Agreement”) by the stockholders of Tri Pointe Homes and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the risk that the Merger Agreement may be terminated in circumstances that require Tri Pointe Homes to pay a termination fee; (v) unanticipated difficulties or expenditures relating to the proposed transaction, including the response of business partners and competitors to the announcement of the proposed transaction or difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; (vi) risks that the proposed transaction disrupts current plans and operations; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk of any litigation relating to the proposed transaction; (ix) the effects of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; (x) the prices and availability of supply chain inputs, including raw materials, labor and home components; (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (xii) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for Tri Pointe Homes’ or Sumitomo Forestry’s products; (xiii) risks relating to certain restrictions during the pendency of the proposed transaction that may impact the ability of Tri Pointe Homes and Sumitomo Forestry to pursue certain business opportunities or strategic transactions; (xiv) risks that the benefits of the proposed transaction are not realized when and as expected; and (xv) other factors described in the Proxy Statement (as defined below) and under the heading “Risk Factors” in Tri Pointe Homes’ Annual Report on Form 10-K for the year ended December 31, 2024, Tri Pointe Homes’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the Securities and Exchange Commission (the “SEC”). The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, neither Tri Pointe Homes nor Sumitomo Forestry undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Transaction and Where to Find It

In connection with the proposed transaction between Sumitomo Forestry and Tri Pointe Homes, Tri Pointe Homes intends to file with the SEC a preliminary proxy statement (with the definitive proxy statement, the “Proxy Statement”) and other relevant documents in connection with a special meeting of Tri Pointe Homes’ stockholders for purposes of obtaining, stockholder approval of the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that Tri Pointe Homes may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of Tri Pointe Homes and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF TRI POINTE HOMES ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY TRI POINTE HOMES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRI POINTE HOMES, SUMITOMO FORESTRY AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the Proxy Statement and other documents containing important information filed by Tri Pointe Homes with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/investors/overview/default.aspx.

Participants in the Solicitation

Tri Pointe Homes, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Tri Pointe Homes’ directors and executive officers is set forth in (i) Tri Pointe Homes’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 21, 2025; (ii) Tri Pointe Homes’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 7, 2025, under the headings “Board of Directors”, “Compensation of Non-Employee Directors”, “Corporate Governance”, “Compensation Discussion and Analysis”, “Compensation Committee Report”, “Ownership of our Common Stock”, “Equity Compensation Plan Information”, “Executive Compensation”, “Director Compensation”, and “Certain Relationships and Related Party Transactions”; (iii) to the extent holdings of Company securities by its directors or executive officers have changed since the amounts set forth in Tri Pointe Homes’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC; (iv) Tri Pointe Homes’ Current Report on Form 8-K, which was filed on April 17, 2025; and (v) in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Tri Pointe Homes’ proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders are and will be able to obtain a free copy of the documents filed with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/Home/default.aspx.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.